UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019
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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)         Dismissal of Independent Registered Public Accounting Firm

On March 25, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Advanced Energy Industries, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective immediately, and provided Grant Thornton with notice of such dismissal.

The audit reports of Grant Thornton on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017, and during the subsequent interim period through March 25, 2019, (i) there were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Grant Thornton with a copy of the disclosures contained in this section of this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether Grant Thornton agrees with the statements made by the Company regarding Grant Thornton in this Report and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter dated March 27, 2019 to the SEC, stating that it agrees with the statements made concerning their firm in this Report, is filed as Exhibit 16.1 to this Report.

(b)         Engagement of Independent Registered Public Accounting Firm

On March 27, 2019, the Company engaged Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, which engagement was approved by the Audit Committee and effective on March 27, 2019.

During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017, and during the subsequent interim period through March 27, 2019, neither the Company, nor anyone on its behalf, consulted E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP dated March 27, 2019 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Paul Oldham
Date: March 27, 2019	Paul Oldham
Chief Financial Officer & Executive Vice President